AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

April 2017

For the month of April 2017, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.86% and a net return of 0.83%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of 0.77% for the month.

April gross relative performance: 0.09%

Performance for periods ended April 30, 2017 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.78%	1.07%	3.15%	2.66%	4.70%
HIT Total Net Rate of Return	1.64%	0.66%	2.72%	2.23%	4.25%
Barclays Capital Aggregate Bond Index	1.59%	0.83%	2.66%	2.27%	4.30%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT’s current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened for Fannie Mae DUS bonds, but widened for FHA/Ginnie Mae products. FHA/Ginnie Mae permanent and construction/permanent loan certificates each widened by approximately 5 basis points (bps). Longer Fannie Mae DUS securities tightened, with the benchmark Fannie Mae 10/9.5 spread contracting by approximately 7 bps. The HIT had 26.2% of its portfolio invested in single-asset DUS securities of various structures at the end of April while there were no such securities in the index.

●	The portfolio’s overweight to spread-based assets as swap spreads tightened across maturities. Two-, 5-, 7-, and 10-year spreads tightened by 5, 1, 1, and 2 bps, respectively.

●	The HIT’s overweight to agency REMICs. The portfolio had a 15.4% allocation to Ginnie Mae REMICs at the end of April, which tightened by 5 bps, while the Barclays Aggregate held none.

Negative impacts to the HIT’s performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 23 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the index as of April 30, 2017.

●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, 8, 16, and 26 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST	April 2017 Performance Commentary

Approximately 96% of the HIT portfolio had a AAA rating or carried a government or government-sponsored enterprise guarantee, compared to less than 72% for the Barclays Aggregate at the end of April.

●	The portfolio’s short relative duration position as rates fell across most of the curve. Two-year Treasury rates rose by 1 bp, while 5-, 7-, 10-, and 30-year rates fell by 11, 12, 11, and 6 bps, respectively. The portfolio’s overweight to 7-10 year duration assets partially offset the short relative duration as these parts of the curve outperformed.

April 2017 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.69%	0	6.14
Agencies	0.54%	4	4.30
Single family agency MBS (RMBS)	0.65%	2	4.74
Corporates	1.07%	23	7.40
Commercial MBS (CMBS)	0.79%	1	5.49
Asset-backed securities (ABS)	0.32%	11	2.31

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	03/31/17	4/28/17	Change
1 Month	0.725%	0.659%	-0.066%
3 Month	0.752%	0.792%	0.041%
6 Month	0.896%	0.968%	0.072%
1 Year	1.016%	1.058%	0.041%
2 Year	1.254%	1.262%	0.008%
3 Year	1.489%	1.443%	-0.046%
5 Year	1.921%	1.814%	-0.107%
7 Year	2.210%	2.094%	-0.116%
10 Year	2.387%	2.280%	-0.107%
30 Year	3.009%	2.951%	-0.059%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST	April 2017 Performance Commentary

Portfolio Data as of April 30, 2017

Net Assets	$5,892,775,587
Portfolio Effective Duration	5.460 years
Portfolio Average Coupon	3.28%
Portfolio Current Yield[1]	3.30%
Portfolio Yield to Worst	2.81%
Convexity	0.092
Maturity	9.623 years
Average Price	102.68
Number of Holdings	997

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.65%
CMBS – Agency Multifamily*	64.71%
U.S. Treasury Notes/Bonds	6.09%
State Housing Permanent Bonds	5.27%
State Housing Construction Bonds	0.61%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	0.54%
*	Includes multifamily MBS (57.71%), AAA Private-Label CMBS (2.33%), and multifamily Construction MBS (4.67%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	0.54%
0-0.99 years	11.30%
1-2.99 years	12.84%
3-3.99 years	12.32%
4-5.99 years	23.02%
6-7.99 years	21.01%
8-9.99 years	14.10%
10-14.99 years	2.16%
15-19.99 years	2.09%
Over 20 years	0.62%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

AFL-CIO HOUSING INVESTMENT TRUST	April 2017 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	3.54%
1 – 2.99 years	9.77%
3 – 4.99 years	22.93%
5 – 6.99 years	25.75%
7 – 9.99 years	26.00%
10 – 19.99 years	8.34%
Greater than 20 years	3.67%

Quality Distribution:3

U.S. Government or Agency	92.58%
AAA	2.88%
AA	3.87%
A	0.00%
Not Rated	0.13%
Cash	0.54%

3 Percentages weighted by unfunded construction-related security purchase commitments.

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